Supplement to the
Fidelity® Select Portfolios®
IT Services Portfolio
April 29, 2022
Summary Prospectus

At its January 2023 meeting, the Board of Trustees (“Board”) approved changes to the name and an investment policy of the IT Services Portfolio (“Fund”). Effective June 1, 2023, the Fund will: (i) change its name to Enterprise Technology Services Portfolio; (ii) change its 80% policy to normally invest at least 80% of assets in securities of companies principally engaged in providing enterprise technology services; and (iii) change its supplemental benchmark index to the MSCI U.S. IMI Enterprise Technology Services 25/50 Index.

Effective June 1, 2023, the following information replaces similar information for IT Services Portfolio found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  Normally investing at least 80% of assets in securities of companies principally engaged in providing enterprise technology services.

At its January 2023 meeting, the Board also approved, subject to shareholder approval, a proposal to modify the Fund’s fundamental concentration policy. A meeting of the shareholders of the Fund will be held during the second quarter of 2023, to vote on this proposal. If approved by shareholders, the fundamental concentration policy will be modified to more closely align with the new fund name. If approved, the changes are expected to take effect on July 1, 2023 or the first day of the month following shareholder approval. The changes to the Fund’s name and the investment policy discussed above are not subject to shareholder approval and are expected to take effect on June 1, 2023 even if shareholders do not approve the proposed change to the concentration policy.

Shareholders should read the proxy statement, which contains important information about the concentration policy proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec. gov). Results of the shareholder meeting will appear in the fund’s next shareholder report.

BSO-SUM-23-01 1.9880370.103	January 25, 2023